CSMC 2020-NQM1 Trust ABS-15G

Exhibit 99.25

Executive Summary
CSMC 2020-NQM1

(1)	Type of Assets.

Covius Real Estate Services, LLC (“CRES”) performed the due diligence services described below on residential mortgage loans originated by Athas Capital Group, Inc and acquired directly by Credit Suisse Securities (USA) LLC, DLJ Mortgage Capital, Inc and Residential RealEstate Review Management, Inc. (the “Client”). The loan reviews were conducted from March 2020 through June 2020 by CRES.

(2)	Number of Assets.

There were 49 assets in the loan population.

(3)	Review Process.

The post-closing loan reviews were graded in accordance with the following NRSRO(s) Third Party Due- Diligence Criteria, in addition to the review grading of “Meets Guidelines” or “Does Not Meet Guidelines”:

NRSRO	Title and Date of Criteria
Fitch Ratings	● U.S. RMBS Rating Criteria, September 27, 2019

The post-closing reviews included a re-underwrite of each borrowers’ credit, an analysis of the property valuation, and regulatory compliance testing. Post-closing reviews are underwritten to the applicable lender’s or client’s underwriting guidelines and credit matrices. The review scope and methodology of these different review areas is discussed in subsequent sections of this document.

(4)	Sample size of the assets reviewed.

The due diligence review was conducted on 100% of the loan population and consisted of 49 mortgage loans with an aggregate original principal balance of approximately $25,947,500. The mortgage loans were originated from February 4, 2020, to March 16, 2020, by one originator.

(5)	Asset Review

In connection with the credit re-underwrite, CRES reviewed all origination documentation to determine conformity to the applicable underwriting guidelines and other regulatory requirements described below, including (if applicable) the Ability to Repay and Qualified Mortgage requirements. Review areas included, but are not limited to:

Credit Review and Methodology

Credit Report: Analyzed the Borrower’s credit report/credit history, confirming that credit scores, liabilities and public records met guideline requirements. Liabilities gathered from the credit report were included in the re-calculation of the debt-to-income ratio as appropriate. In addition the following data was also captured and reviewed to confirm compliance with guideline and ASF reporting requirements: (i) credit report date, (ii) bankruptcy date, (iii) bankruptcy discharge date, (iv) bankruptcy chapter, (v) foreclosure date, (vi) short sell date, (vii) longest trade line (active), (viii) longest trade line balance (active), (ix) months reviewed, (x) number of trade lines, (xi) credit scores, (xii) revolving debts and (xiii) installments debts.

Loan Application (1003): Reviewed the Borrower’s Loan Application including comparison of initial loan application against the final loan application, or other loan applications found in the file, to identify potential discrepancies. In addition the following data was also captured and reviewed to confirm compliance with guideline and ASF reporting requirements: (i) purpose, (ii) years in primary residence, (iii) number of mortgaged properties (as compared with the credit reports disclosed mortgages), (iv) application date, (v) borrower information (name, date of birth, social security number and number of family members), (vi) borrower’s address, (vii) borrower(s)’ employment information (including address, years at job, years in field), (vii) monthly income and (ix) citizenship.

Loan Approval/Exception Form (if applicable): Reviewed the Lender’s approval and Client’s exception approval documentation to confirm appropriate risk mitigating factors were present when granting exceptions.

Sales Contract (if applicable): Reviewed the sales contract to confirm buyer(s) and seller(s), sales price and property address matches other documents.

Title: Reviewed the title policy or commitment to identify possible judgments or other liens that may have existed at origination. In addition, proper vesting and parties (as disclosed on sales contract, note, and deed) were reflected accurately.

Hazard and Flood Insurance: Reviewed hazard and flood (if applicable) insurance to ensure policy met the minimum required amount of replacement coverage.

Employment and Income (DTI Loans): Reviewed borrower(s)’ employment and income documentation used for qualification purposes and as applicable, Appendix Q or Ability to Repay, including recalculation of debt-to-income ratio (DTI) to confirm compliance with underwriting guidelines. Items reviewed included: (i) verbal or written verifications of employment, (ii) pay stubs, (iii) W-2’s, (iv) federal tax returns, (v) bank statements, (vi) profit and loss statements, and (vii) IRS tax transcripts (when provided).

Leases and Market Rents (DSCR Loans): Reviewed lease agreements and third-party market rent documents to confirm compliance with Debt-Service-Coverage-Ratio requirements. Note, the documentation that can be used to establish market rents can vary from lender to lender. CRES reviews the market rent source, to ensure compliance with applicable guidelines. In some cases, lenders may not require proof of market rents, if a sourced payment history can be provided along with the lease agreement.

Assets: Reviewed (i) bank statements, (ii) verification-of-deposit (VOD) and (iii) stock or security account statements to ensure adequate assets were provided verifying down payment, closing costs and reserves required by the guidelines and as applicable Appendix Q or Ability to Repay.

Guidelines: Confirmed compliance with applicable underwriting guidelines and determined the qualification of credit and income, assets, property type and usage, LTV/CLTV, and documentation requirements to applicable underwriting guidelines and loan program matrices. Items included, but not limited to: FICO, housing history, bankruptcy and foreclosure seasoning, occupancy, credit grade, loan amounts (minimum and maximum), maximum cash out amount, reserves, residual income, minimum trade lines, debt to income and debt service coverage ratio requirements.

Unless otherwise stated in the Lender’s or Client’s guidelines, Fannie Mae guidelines prevail.

Property Valuation Review and Methodology

CRES reviewed the Appraisal for completeness and conformance to industry standards, including requirements set forth in Title XI of FIRREA. The review included both data and description information provided by the appraiser. Review items included: (i) property address and borrower information matches the mortgage note and other critical origination documents, (ii) neighborhood characteristics and housing trends were acceptable and met applicable underwriting guidelines, (iii) site information for zoning compliance and possible adverse site notations reviewed for adverse conditions, FEMA Flood Zone designation matched the Flood Certification, (iv) property type and property description information met applicable underwriting guidelines, (v) comparable sales (sale dates, distance, gross and net adjustments, square footage, and value) met industry standards and were properly bracketed, (vi) comparable size, style, and location were similar to the subject address, (vii) condition of the property was average or better and notable repairs were addressed, (viii) appraisal was made on an “as is” basis or proper evidence of completion was obtained and clearly documented and addressed all “subject to” conditions noted, (ix) subject and comparable photos reviewed to ensure appraisal description information coincides with property pictures and that no visible adverse issues are present that the appraiser did not address, (x) appraisal was completed by a licensed appraiser and (xi) appraisal was completed within the required timing requirements, as disclosed in the applicable underwriting guidelines.

An enhanced desk review product, (such as an ARR from ProTeck or CDA from Clear Capital), from a client approved AMC is required on all transactions. In lieu of an enhanced desk review product, a field review or second appraisal from a client approved AMC is acceptable. The source of the Appraisal Review Product may not be the same AMC used for the appraisal. If the Appraisal Review Product value is more than 10% below the appraised value, a second field review or appraisal is required.

For loans that did not maintain an acceptable enhanced desk review product, CRES ordered an Appraisal Risk Review (ARR) or Collateral Desktop Analysis (CDA) from various Appraisal Management Companies for valuation support. All loans outside of a 10% variance from the original appraised value were identified and communicated to the Client

In this case, desk reviews were obtained on all 49 assets and all 49 desk reviews were returned within the 10% tolerance threshold.

If material origination valuation discrepancies could not be resolved an exception was created and the applicable NRSROs valuation grade was recorded.

Compliance Review Methodology (Consumer Loans)

CRES reviews on 26 consumer loans included comprehensive audit of fees and disclosed federal, state, municipal requirements along with timing of delivery requirements for TRID related Loan Estimates (LE’s) and the Initial Closing Disclosure (CD’s). The reviews track delivery and receipt requirements for all LE’s and CD’s, tracks fee changes and changed circumstances affecting fees, provides a fee tolerance comparison across all LE’s and CD’s. TRID scope items are reviewed to align with Agency and the SFIG RMBS 3.0 TRID Matrix guidance published.

In addition to the TRID specific items, the loans were also subject to the following Pre-TRID and Post- TRID compliance testing. Note that the pool of loans contains some assets that are classified as “business purpose”. In such cases certain compliance TILA and Regulation Z requirements were not tested, as the law’s provisions do not apply to an extension of credit if primarily for business or a commercial purpose (12 C.F.R. §1026.3(a); 15 U.S.C. § 1603).

CRES utilizes a third party compliance company’s software for certain compliance tests. The following Pre-TRID, TRID, Qualified Mortgage (QM), and High Costs related test were completed within the third party compliance software:

Qualified Mortgage (12 CFR § 1026.43)

(I)	Negative Amortization Loan test.
(II)	Interest Only Loan test.
(III)	Balloon Payment Loan test.
(IV)	Loan Term test.
(V)	Points and Fees test.
(VI)	The Qualified Mortgage DTI Threshold test.

Federal High-Cost Mortgage (HOEPA - Amended) (12 CFR §1026.32)

(I)	APR threshold test.
(II)	Points and fees threshold test.
(III)	Prepayment penalty threshold test.
(IV)	Is Not a High-Costs Mortgage.

Federal Higher-Priced Mortgage Loan (2013 Provisions) (12 CFR §1026.35)

(I)	Higher-Priced Mortgage Loan test.
(II)	Higher-priced mortgage loan required escrow account test.

Federal TILA (12 CFR §1026.15, 18, 22, 23 and 36)

(I)	TILA finance charge test.
(II)	TILA APR test.
(III)	Dual Broker Compensation test.
(IV)	Loan originator credits test.
(V)	TILA Financing of Single Premium Credit Insurance test.
(VI)	TILA Right of Rescission Test:

Initial Loan Estimate Timing Requirements (12 CFR §1026.19)

(I)	Initial loan estimate delivery date test (from application).
(II)	Initial loan estimate delivery date test (prior to consummation).
(III)	Written list of service provider’s disclosure date test.

Revised Loan Estimate Timing Requirements (12 CFR §1026.19)

(I)	Revised loan estimate delivery date test (prior to consummation).

Revised Loan Estimate Timing & Changed Circumstances Requirements (12 CFR §1026.19)

(I)	Valid or invalid changed circumstances test.
(II)	Revised loan estimate delivery date and changed circumstances date test.
(III)	Revised loan estimate lender credits test.

Initial Closing Disclosure Timing Requirements

(I)	Initial closing disclosure delivery date test. (12 CFR §1026.19).

Initial Closing Disclosure Timing & Changed Circumstances Requirements

(I)	Valid or invalid changed circumstances test.
(II)	Initial closing disclosure delivery date and changed circumstances date test.
(III)	Initial closing disclosure lender credits test.

Revised Closing Disclosure Timing Requirements (12 CFR §1026.19 and 22)

(I)	APR Tolerance Test.
(II)	Revised Closing Disclosure Waiting Period Required test.
(III)	Revised closing disclosure delivery date test.

Revised Closing Disclosure Timing & Changed Circumstances Requirements

(I)	Valid or invalid changed circumstances test.
(II)	Revised closing disclosure delivery date and changed circumstances date test.
(III)	Revised closing disclosure delivery date and date the rate was set test.
(IV)	Revised closing disclosure lender credits test.

Integrated Disclosures Tolerance & Reimbursement Provisions (12 CFR §1026.19)

(I)	Charges that cannot increase test.
(II)	Lender credits that cannot decrease test.
(III)	Charges that in total cannot increase more than 10% test.
(IV)	Charges that can have an unlimited increase test.

Federal RESPA (12 CFR §§1024.8, 1024.20, 1026.33)

(I)	Homeownership counseling organizations disclosure date test.
(II)	Good Faith Estimate disclosure date test.
(III)	RESPA “Your Credit or Charge” (802) Disallowed Credit and Charge test.

In addition to the checks disclosed above, various state license-based consumer lending and licensing laws and regulations tests were also completed using the third-party compliance software.

This pool contains 23 loans that are classified as “business purpose”. In such cases compliance TILA and Regulation Z requirements were not tested, as the law’s provisions do not apply to an extension of credit if primarily for business or a commercial purpose (12 C.F.R. §1026.3(a); 15 U.S.C. § 1603).

General Ability to Repay

CRES reviews all loan transactions that are covered by the Ability to Repay rule as set forth in Regulation Z- Truth in Lending Act (TILA) to determine whether the lender considered and evaluated the eight underwriting factors. The eight factors reviewed are: (i) Current or reasonably expected income or assets (other than the value of the property that secures the loan) that the consumer will rely on to repay the loan, (ii) Current employment status (if you rely on employment income when assessing the consumer’s ability to repay), (iii) Projected monthly mortgage payment for this loan (calculated using the introductory or fully-indexed rate, whichever is higher, and monthly, fully-amortizing payments that are substantially equal), (iv) Projected monthly payment on any simultaneous loans secured by the same property, (v) Monthly payments for property taxes and insurance that you require the consumer to buy, and certain other costs related to the property such as homeowners association fees or ground rent, (vi) Debts, alimony, and child-support obligations, (vii) Monthly debt-to-income ratio or residual income, calculated using the total of all of the mortgage and non-mortgage obligations listed above, as a ratio of gross monthly income, and (viii) Credit history.

Qualified Mortgage

When applicable, CRES assessed the borrower(s)’ QM classification and re-assigns a due diligence reviewed QM or Non-QM type for each loan. Loans are classified into one of the following five categories:

(i) QM/Non-Higher Priced Mortgage Loan (safe harbor): Loans that meet the rule’s definition of a QM and are eligible for safe harbor protection, (ii) QM/High Priced Mortgage Loan (rebuttable presumption): Loans that meet the rule’s definition of a QM and are eligible for rebuttable presumption protection, (iii) Non-QM Compliant: Loans that do not meet the QM definition but fully comply with the ATR rule, (iv) Non- QM/Non-Compliant: Loans that do not meet the QM definition and do not comply with the ATR rule, and (v) Not Covered/Exempt: Loans that are not covered by the rule.

Note that CRES determines the mortgage loan’s status under the ATR or QM rule requirements and assigns a proper due diligence mortgage loan designation that is solely based on the documentation available at the time of the review. Classifications of QM and Non-QM are based on multiple factors including, but not limited to, requirements as set forth in Appendix Q to Part 1026.

The table below contains the TRID eligible breakdown for the loan population:

	Count	Percentage of Population
Investment/Business Purpose Loans	23	46.94%
Initial Application Date prior to October 3, 2015	0	0.00%
CRES Level II TRID Review	26	53.06%

Document Review

CRES reviewed each mortgage loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent (where applicable):

●	Appraisal.
●	Asset documentation.
●	Business Purpose Certification (if applicable)
●	Changed circumstance documentation.
●	Credit report.
●	FACTA disclosures.
●	Final 1003.
●	Final HUD-1/Closing Disclosure(s).
●	Hazard and/or flood insurance policies.
●	HUD from sale of previous residence.
●	Homeownership counseling organizations disclosure.
●	Income and employment documentation.
●	Initial and final GFE’s.
●	Initial application (1003).
●	Initial escrow disclosure.
●	Initial TIL.
●	Leases
●	Loan Estimate(s).
●	Market Rent supporting documentation
●	Mortgage Insurance.
●	Mortgage/Deed of Trust.
●	Note.
●	Notice of Special Flood Hazards.
●	Sales contract.
●	Tangible Net Benefit Disclosure.

●	Title/Preliminary Title.
●	Written List of Service Providers.

(6)	Tape Data Compare

CRES compared data fields on the data tape provided by the Client to the data points disclosed on the actual mortgage loan file documents, as captured by CRES. When data was available, the following data elements were compared:

Appraised Value	First Payment Date	Occupancy	Property Zip
CLTV	Interest Rate	Orig Term	Purpose
Doc Level	Lien Position	Original Balance	QM Type
DSCR	LTV	P&I Payment
DTI	Note Date	Property City
FICO	Note Type	Property State

The originator provided CRES with loan level data regarding the mortgage loans for the data integrity check. The originator received the data directly from sellers through loan registrations in its system or via data tape. In most cases, loans are registered before closing and prior to any pre-funding guideline review.

Of the 49 mortgage loans reviewed, all 49 unique mortgage loans had at least one tape discrepancies across 21 data fields (some mortgage loans had more than one data discrepancy). Excluding data discrepancies due to the correspondents not providing tape data, 33 of the 49 loans maintained at least one tape discrepancy. The following table discloses the number of data discrepancies noted by field name. Note, some of the discrepancies disclosed are due to the sellers not providing the data point within the tape.

Field Compare	Discrepancy: No	Discrepancy: Yes	Total
Appraised Value	43	6	49
CLTV	49		49
Doc Level	48	1	49
DSCR	28	21	49
DTI	45	4	49
FICO	47	2	49
First Payment Date	35	14	49
Interest Rate	49		49
Lien Position	49		49
LTV	49		49
Note Date	26	23	49
Note Type	49		49
Occupancy	49		49
Orig Term	49		49
Original Balance	49		49
P&I Payment	49		49
Property City	49		49
Property State	49		49
Property Zip	49		49
Purpose	49		49
QM Type		49	49

QM Type/TILA: Tape data was not provided
DTI Variance Threshold Applied: 3% DSCR Threshold Applied: .10

DTI variances are the difference on the percentage of income dedicated toward making debt payments. These variances occur frequently due to differences in calculating incomes. Total Debt Ratio variances that were less than or equal to 3% of the tape value are not included in the data discrepancies reflected.

(7)  Credit, Compliance and Property Valuation Results

Credit Results Summary

Approximately 100.00% of the mortgage loans in the securitization have a Credit grade of “B” or higher and 42.86% of the mortgage loans by number have a Credit grade of “A.” Exceptions or waivers were documented and supported with compensating factors on all 28 Credit grade “B” loans.

NRSRO Grade	Loan Count	Percentage
A	21	42.86%
B	28	57.14%
C	0	0.00%
Total	49	100.00%

Compliance Results Summary

Approximately 100.00% of all mortgage loans by number received an “A” or “B” compliance grade. Two loans initially failed compliance for non-TRID related issues, however, subsequent documentation was provided to cure or change the compliance rating.

NRSRO Grade	Loan Count	Percentage
A	47	95.92%
B	2	4.08%
C	0	0.00%
Total	49	100.00%

Property Valuation Results Summary

Approximately 95.50% of the loans have a Property/Valuation grade of “A.” Exceptions or waivers were provided for the two grade “B” loans. Secondary valuations were also returned within 10% of the original appraised value for all 49 loans.

NRSRO Grade	Loan Count	Percentage
A	47	95.50%
B	2	4.50%
C	0	0.00%
Total	49	100.00%

Overall Results Summary

Approximately 100.00% of all loans by number received an “A” or “B” overall grade and 38.78% of all loans by number received an overall grade of “A”.

NRSRO Grade	Loan Count	Percentage
A	19	38.78%
B	30	61.22%
C	0	0.00%
Total	49	100.00%

(8)	Pool Stratification Summary

Lien Position	Count	Percentage
First	49	100.00%
Total	49	100.00%

Note Type	Count	Percentage
Arm	35	71.43%
Fixed	14	28.57%
Total	49	100.00%

Occupancy	Count	Percentage
Owner Occupied	26	53.06%
Non-Owner Occupied	23	46.94%
Second Home	0	0.00%
Total	49	100.00%

Purpose	Count	Percentage
Purchase	34	69.39%
Refi - Cash Out	14	28.57%
Rate Term Refi	1	2.04%
Total	49	100.00%

Property Type	Count	Percentage
Single Family	19	37.78%
PUD	14	28.57%
Condo Attached	13	26.53%
2-4 Family	2	4.08%
Commercial	0	0.00%
Townhome	1	2.04%
Mixed Use	0	0.00%
Total	49	100.00%

Debt to Income	Count	Percentage
0-10%*	1	0.00%
10%-20%	4	5.21%
20%-30%	7	14.69%
30%-40%	4	24.64%
40%-50%	6	37.44%
50%-60%**	4	18.01%
Total	26	100.00%
**Guidelines allow for DTI maximums of 55%. ** No loans maintained a DTI in excess of 55%. *** Twenty-three loans are property focused loans, which qualified under DSCR programs.

DSCR Loans	Count	Percentage
<0 or	10	43.48%
0-0.19	1	4.35%
0.2-0.39	3	13.04%
0.4-0.59	1	4.35%
0.6-0.79	2	8.70%
0.8-.99	1	4.35%
1-1.19	3	13.04%
1.2-1.39	0	0.00%
1.4-1.59	0	0.00%
1.6-1.79	1	4.35%
1.8-1.99	0	0.00%
=>2	1	4.35%
Total	23	100.00%

For loans with an LTV less than 75%, guidelines did not require a min DSCR. There are loans that were classified as Property Focused Investor Loans, since guidelines did not require a DSCR.

Guidelines may vary in the methodology used for calculating DSCR’s.

Loan to Value	Count	Percentage
10%-19.99%	0	0.00%
20%-29.99%	4	8.16%
30%-39.99%	1	2.04%
40%-49.99%	2	4.08%
50%-59.99%	2	4.08%
60%-69.99%	8	16.33%
70%-79.99%	22	44.90%
80%-89.99%	10	20.41%
90%-100%	1	2.04%
Total	49	100.00%

State	Count	Percentage
FL	30	61.22%
CA	9	18.37%
CO	2	4.08%
AZ	1	2.04%
MD	1	2.04%
NJ	1	2.04%
NY	1	2.04%
OR	1	2.04%
UT	1	2.04%
GA	1	2.04%
IL	1	2.04%
Total	49	100.00%